Exhibit 10.2

AMENDMENT NO. 2 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of March 13, 2018 by and among Insight Enterprises, Inc., a Delaware corporation (the “Company”), Insight Direct (UK) Ltd., a company organized under the laws of England (the “UK Borrower”), Insight Enterprises B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands (the “Dutch Borrower” and, collectively with the Company and the UK Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and the Lenders party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the below-defined Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are party to that certain Fourth Amended and Restated Credit Agreement, dated as of June 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”);

WHEREAS, the Company has requested that the Required Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects; and

WHEREAS, the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 6.01(s) of the Existing Credit Agreement is hereby amended in its entirety as follows:

(s) Indebtedness outstanding under the Channel Finance Credit Agreement, so long as the aggregate outstanding principal amount thereof at no time exceeds $400,000,000;

2. Condition of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders;

(b) the Administrative Agent shall have received the executed counterpart of the below-defined Intercreditor Amendment duly executed by the Channel Finance Collateral Agent; and

(c) all of the Administrative Agent’s reasonable and documented accrued costs, fees and out-of-pocket expenses through the date hereof, in each case owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been fully paid.

3. Consent to Enter Into Amendment No. 3 to Channel Finance Intercreditor Agreement. Each Lender party hereto hereby authorizes the Administrative Agent on the date hereof to enter into Amendment No. 3 to Amended and Restated Intercreditor Agreement (the “Intercreditor Amendment”), dated as of the date hereof, between the Administrative Agent and the Channel Finance Collateral Agent in the form attached hereto as Exhibit A and to take all actions with respect to the Channel Finance Intercreditor Agreement (as amended), as contemplated under the Loan Documents or thereunder.

4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment and the Existing Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material (or in all respects if qualified by materiality) respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date) and (iii) no Default has occurred and is continuing on and as of the date hereof.

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith and are hereby ratified and confirmed.

(c) Each Borrower affirms its duties and obligations under each Loan Document to which it is a party

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7. Costs and Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment to the extent provided in Section 11.03 of the Credit Agreement.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) of any signature hereto shall have the same effect as the original thereof.

10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

[Signature Pages Follow] IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INSIGHT ENTERPRISES, INC.,
as the Company

By:/s/ Lynn Willden
Name: Lynn Willden
Title: SVP, Treasury & Tax

INSIGHT DIRECT (UK), LTD.,
as the UK Borrower

By:/s/ Glynis Bryan
Name: Glynis Bryan
Title: Global CFO and Director

INSIGHT ENTERPRISES B.V.,
as the Dutch Borrower

By:/s/ Russell Leighton

Name: Russell Leighton

Title: SVP Finance and Operations

JPMORGAN CHASE BANK, N.A., as a Lender, as the Issuing Bank

and as Administrative Agent

By:/s/ Caitlin A. Stewart
Name: Caitlin Stewart
Title: Executive Director

DTTP number:	13/M/268710/DTTP
Jurisdiction of tax residence:	USA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Corey Saba Basha
Name: Corey Saba Basha
Title: Senior Vice President

DTTP number:	13/W/61173/DTTP
Jurisdiction of tax residence:	USA

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

DTTP number:	13/P/63904/DTTP
Jurisdiction of tax residence:	USA

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Matthew J. Simpson
Name: Matthew J. Simpson
Title: Associate Relationship Manager

DTTP number:	13/H/314375/DTTP
Jurisdiction of tax residence:	USA

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender

By:/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

DTTP number:	43/B/322072/DTTP
Jurisdiction of tax residence:	Japan

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Vice President

DTTP number:	13/U/62184/DTTP
Jurisdiction of tax residence:	USA

BOKF, NA, d/b/a Bank of Arizona,
as a Lender

By:/s/ James Wessel
Name: James Wessel
Title: Senior Vice President

DTTP number:	13/A/356518/DTTP
Jurisdiction of tax residence:	USA

EXHIBIT A

AMENDMENT NO. 3 TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This Amendment No. 3 to Amended and Restated Intercreditor Agreement (this “Amendment”) is made as of [      ], 2018, by and between JPMorgan Chase Bank, National Association, as Bank Agent (in such capacity, the “Bank Agent”), and Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC) as Floorplan Collateral Agent (in such capacity, the “Floorplan Collateral Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement (defined below).

RECITALS

A. The Bank Agent and the Floorplan Collateral Agent are parties to that certain Amended and Restated Intercreditor Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the Bank Agent and the Floorplan Collateral Agent and acknowledged by Insight Enterprises, Inc.

B. Pursuant to Section 8.3 of the Intercreditor Agreement, an amendment to the Intercreditor Agreement requires an agreement in writing by the Bank Agent and the Floorplan Collateral Agent.

AGREEMENT

In consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Amendment. Subject to satisfaction of the condition precedent set forth in Section 2 below, Section 5.3(c) of the Intercreditor Agreement is hereby amended to delete therefrom the amount “$350,000,000” and to substitute therefor the following amount: “$400,000,000”.

2. Condition Precedent. This Amendment is subject to and shall become effective as of the date when counterparts hereof are executed by each of the parties hereto.

3. No Amendment. Except to the extent specifically amended or modified hereby, the provisions of the Intercreditor Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Intercreditor Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect, as amended hereby. Each reference in any Bank Loan Document or Floorplan Loan Document to the Intercreditor Agreement shall (unless otherwise specifically provided) mean the Intercreditor Agreement, as amended by this Amendment.

4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment

6. Severability. If any provision of this Amendment shall be deemed to be invalid, void or illegal, such provision shall be construed and amended in a manner which would permit its enforcement, but in no event shall such provision affect, impair or invalidate any other provision hereof.

[Signature Pages Follow]IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Amended and Restated Intercreditor Agreement to be executed as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Bank Agent

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC (formerly known

as WELLS FARGO FOOTHILL, LLC), as Floorplan Collateral Agent

By:
Name:
Title: